A&B RETIREMENT PLAN FOR OUTSIDE DIRECTORS
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                                 Amendment No. 3
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         WHEREAS, effective February 1, 1995, the Board of Directors (the
"Board") of Alexander & Baldwin, Inc. (the "Company") adopted the A&B Retirement Plan for Outside Directors (the "Plan"), a nonqualified deferred compensation and post-retirement health plan established for the benefit of members of the Board who are not employees of the Company or any of its subsidiaries, which Plan has been amended from time to time since its adoption;

         WHEREAS, the Board has reserved the right to further amend the Plan, as provided in Section 8.01 of the Plan;

         WHEREAS, the Board now desires to amend the Plan to freeze eligibility as of December 31, 2002, to freeze accruals as of December 31, 2004, and to discontinue health care insurance coverage after June 30, 2005;

         WHEREAS, the Board intends that this Amendment No. 3 shall not constitute a "material modification," as that term is used in the American Jobs Creation Act of 2004 (the "Act"), subjecting the Plan to adverse tax consequences and penalties pursuant to the Act, and reserves the right to further amend the Plan, as needed, to ensure that amounts accrued under the Plan as of December 31, 2004 are not subject to the Act;

         WHEREAS, the Board deems it desirable to grant to the officers of the Company the authority to take such further actions as may be necessary to implement such amendments to the Plan, including the preparation of any additional required amendments and Plan restatements; and

         WHEREAS, the Plan is hereby amended, effective as of December 31, 2004, or as otherwise indicated, as follows:

         1. A new paragraph is hereby added to Section 1.02 of the Plan to read as follows:

                  "Notwithstanding any Plan provision to the contrary, the Plan is amended, effective December 31, 2004, to freeze benefit accruals and to discontinue the post-retirement health care insurance coverage after June 30, 2005. A&B intends to maintain the Plan as a nonqualified deferred compensation plan until all benefits under the Plan have been paid, provided such benefits are payable under the Plan's terms, as amended."

         2. Section 2.04 is hereby amended in its entirety to read as follows:

                       "2.04. "Final Retainer" means the annual rate of cash
                  retainer payable to an Outside Director as of the earlier of the last date served as an Outside Director or December 31, 2004."

         3. Section 2.14 is hereby amended in its entirety to read as follows:

                       "2.14. "Years of Service" means a 365-day period (or
                  a fraction thereof) as an Outside Director, whether or not consecutive, provided that no full or partial Years of Service shall be credited for periods after December 31, 2004."

         4. Section 3.01 is hereby amended in its entirety to read as follows:

                       "3.01. Eligibility. A person who is an Outside
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                  Director at any time after December 31, 1985 and before
                  January 1, 2003 shall be eligible for the Retirement Benefits under this Plan, as follows:

                              (a) He or she shall be eligible for Retirement
                  Income Benefits under Article IV if he or she has at least five (5) Years of Service.

                              (b) Prior to July 1, 2005, he or she shall be
                  eligible for health care insurance coverage under Article V if he or she has at least ten (10) Years of Service, retires on or after January 1, 1992, and enrolls in Medicare Part B coverage upon reaching age sixty-five (65).

                              (c) Notwithstanding any Plan provisions to the
                  contrary, all health care insurance coverage under the Plan for all Outside Directors shall cease after June 30, 2005."

         5. A new paragraph is hereby added to the end of Section 5.02 to read as follows:

                           "Notwithstanding any Plan provisions to the contrary,
                  no health care insurance coverage shall be provided after June 30, 2005."

         6. Except as modified by this Amendment No. 3, all terms and provisions of the A&B Retirement Plan for Outside Directors shall continue in full force and effect.

         IN WITNESS WHEREOF, Alexander & Baldwin, Inc. has caused its authorized officers to affix the corporate name and seal hereto this 9th of December, 2004.


                                              ALEXANDER & BALDWIN, INC.

                                              By  /s/ Ruthann S. Yamanaka
                                              ---------------------------
                                                  Its Vice President

                                              By  /s/ Alyson J. Nakamura
                                              --------------------------
                                                  Its Secretary